Filed Pursuant to Rule 497(e)

1933 Act File No. 333-141120

1940 Act File No. 811-22027

FundVantage Trust

(the “Trust”)

Gotham Enhanced 500 Plus Fund

(the “Fund”)

Supplement dated April 10, 2025 to the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information, each dated February 1, 2025, as supplemented to date.

For all existing and prospective shareholders of the Gotham Enhanced 500 Plus Fund:

●	The Board of Trustees (the “Board”) of the Trust has approved the reorganization of the Fund with and into the Gotham Index Plus Fund (the “Acquiring Fund”), which is expected to occur on or about May 9, 2025 (the “Reorganization”).

●	If you are an existing shareholder of the Fund, you will receive shares of the Acquiring Fund in exchange for your Fund shares upon the completion of the Reorganization. No action is needed by you.

On March 6, 2025, the Board of the Trust unanimously approved, on behalf of the Fund, the reorganization of the Fund into the Gotham Index Plus Fund. The Fund will continue to be managed by Gotham Asset Management, LLC (“Gotham” or the “Adviser”), the investment adviser for the Fund. The Board, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust, determined that participation in the Reorganization is in the best interests of the Fund and that the interests of existing shareholders of the Fund will not be diluted as a result of the Reorganization.

The investment objective of the Fund is to seek long-term capital appreciation, whereas the investment objective of the Acquiring Fund is to seek to outperform the S&P 500® Index over most annual periods. The Fund and the Acquiring Fund have the same portfolio managers and substantially similar investment strategies.

It is anticipated that the Reorganization will occur on or around May 9. Following the Reorganization, the Fund will be dissolved.

The Reorganization will be conducted pursuant to an Agreement and Plan of Reorganization (the “Plan”). The Reorganization is expected to be treated as a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended. As a result, Fund shareholders generally will not recognize a taxable gain (or loss) for U.S. tax purposes as a result of the Reorganization.

Upon completion of the Reorganization, you will hold Institutional Class shares of the Acquiring Fund with the same aggregate NAV as the Fund Institutional Class shares that you held immediately prior to the Reorganization.

Completion of the Reorganization is subject to a number of conditions under the Plan. The Reorganization does not require the consent of the shareholders of the Fund, and you are not being asked to vote on the Reorganization. Fund shareholders will receive a preliminary information statement/prospectus, which the Fund filed with the SEC on March 31, 2025, describing in detail both the Reorganization and a summary of the Board’s considerations in approving the Reorganization.

In anticipation of the Reorganization, the Fund will be closed to new accounts beginning on April 17, 2025. Purchases, including exchange purchases, by existing shareholders will be accepted by the Fund until 4:00 p.m. Eastern Time on April 17, 2025. Redemptions, including exchange redemptions, into shares of another Gotham Fund of the Trust will be accepted until 4:00 p.m. Eastern Time on May 5, 2025. These dates may change if the closing date of the Reorganization changes.

* * * * *

In connection with the Reorganization discussed herein, a preliminary information statement/prospectus on Form N-14 was filed with the SEC on March 31, 2025. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Reorganization. After they are filed, copies of the materials will be available for free on the SEC’s web site at www.sec.gov. These materials also will be available at https://www.gothamfunds.com/documents and a paper copy can be obtained at no charge by calling (877) 974-6852.

This communication is for informational purposes only and does not constitute an offer to sell, nor a solicitation of an offer to buy, any securities.

 Please retain this Supplement with your records.